Exhibit 1

EATON CORPORATION

SENIOR DEBT SECURITIES

PREFERRED SHARES

COMMON SHARES

WARRANTS

UNITS

UNDERWRITING AGREEMENT

1. Introductory. Eaton Corporation, an Ohio corporation (“Company”), proposes to issue and sell from time to time:

(a) certain of its debt securities registered under the registration statement referred to in Section 2(a) (“Registered Debt Securities”). The Registered Debt Securities will be issued under an indenture dated as of April 1, 1994 (“Indenture”) for the issuance of the Company’s senior debt securities, between the Company and The Bank of New York Mellon Trust Company N.A., as successor Trustee (“Trustee”), in one or more series, each of which such series may vary as to interest rates, maturities, redemption provisions, selling prices, terms of conversion, and other terms, with all such terms for any particular series of the Registered Debt Securities being determined at the Applicable Time (as defined below). Particular series of the Registered Debt Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the Applicable Time. For the purposes of this Agreement, the “Applicable Time” is the time so specified in the applicable Terms Agreement (as defined in Section 3 below);

(b) certain of its shares of preferred stock registered under the registration statement referred to in Section 2(a) (“Registered Preferred Shares”). The Registered Preferred Shares may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, terms of conversion, selling prices and other terms, with all such terms for any particular series of the Registered Preferred Shares being determined at the Applicable Time. Particular series of the Registered Preferred Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the Applicable Time;

(c) certain of its common shares (“Common Shares”) registered under the registration statement referred to in Section 2(a) (“Registered Common Shares”). Particular offerings of the Registered Common Shares will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the Applicable Time; and

(d) certain of its warrant securities registered under the registration statement referred to in Section 2(a) (“Registered Warrant Securities”). The Registered Warrant Securities will be issued under a warrant agreement (“Warrant Agreement”) between the Company and the organization to be named therein upon the execution thereof, as Warrant Agent, in one or more series, which series may vary as to expiration date, conversion terms, premium price, if any, and other terms, with all such terms for any particular series of the Registered Warrant Securities being determined at the time of sale. Particular series of the Registered Warrant Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the Applicable Time.

The Registered Debt Securities, Registered Preferred Shares, Registered Common Shares, Registered Warrant Securities, Registered Warrants with Debt Securities as Units and Registered Warrants with Preferred Shares as Units are collectively referred to herein as the “Registered Securities”. The Registered

Securities (including any combination of such securities) offered in any such offering are hereinafter referred to as the “Securities”. The firm or firms which agree to purchase the Securities are hereinafter referred to as the “Underwriter” or “Underwriters” of such Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the “Representatives”; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term “Representatives”, as used in this Agreement (other than in Sections 2(e), 5(c) and 7 and the second sentence of Section 3), shall mean the Underwriters.

It is understood that the Company may from time to time agree to sell Securities to a certain firm or firms (“Manager” or “Managers”) outside the United States and Canada, such Manager or Managers to be specified in, and said Securities to be sold pursuant to, a Terms Agreement (such Terms Agreement being referred to therein by such Managers as a Subscription Agreement). As used herein, the terms Underwriter and Underwriters are deemed to include, unless the context otherwise specifies or requires, the Manager or Managers. The Underwriters and Managers (or Underwriter and Manager) may provide for the coordination of their activities by entering into an Agreement between U.S. Underwriters and Managers which may permit them, among other things, to sell Securities to each other for purposes of resale. As used herein the term “United States” shall mean the United States of America (including the States and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction and “Canada” means Canada, its provinces, territories and possessions and other areas subject to its jurisdiction.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter and each Manager that:

(a) An “automatic effective registration statement” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-[—]) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of the Terms Agreement, is hereinafter called the “Basic Prospectus”).

The Basic Prospectus (including any preliminary prospectus supplement relating to the Securities offered pursuant to a Terms Agreement filed with the Commission pursuant to Rule 424(b) under the Act) is hereinafter called a “Preliminary Prospectus.” The various parts of such registration statement, including all exhibits thereto and including any prospectus supplement or Term Sheet (as defined in Section 4(a) below) relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of the Registration Statement, each as amended at the time such part of the Registration Statement became effective, are hereinafter collectively called the “Registration Statement.”

The Basic Prospectus, including the final prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, is hereinafter called the “Prospectus”. The prospectus relating to the Securities to be sold outside the United States and Canada by the Company to the Manager or Managers, as supplemented by a prospectus supplement as of the time of the applicable Terms Agreement, which will be identical to the Prospectus except as provided in such Terms Agreement, is hereinafter referred to as the “International Prospectus” and collectively with the Prospectus are hereinafter referred to as the “Prospectuses”.

Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectuses shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such document; any reference to any amendment or supplement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectuses shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and incorporated therein. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433(h)(1) under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus.”

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), if applicable, and the rules and regulations of the Commission thereunder. The Preliminary Prospectus, as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule I(a) to the Terms Agreement, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) or Schedule I(b) to the Terms Agreement does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectuses, as the case may be; provided, however, that this representation and warranty shall not apply to any statements or omissions made in the Pricing Disclosure Package in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

(c) The documents incorporated by reference in the Preliminary Prospectus and the Prospectuses, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Securities Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (or, if the International Prospectus and each related Preliminary Prospectus is not filed with the Commission, first used by the Managers) and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will conform at all times in all material respects during the period specified in Section 4(c) hereof, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of the Terms Agreement, except as set forth on Schedule I(c) or such other documents as were delivered prior to the Applicable Time.

(d) The Registration Statement and the Preliminary Prospectus conform, and the Prospectus and International Prospectus, as the case may be, and any further amendments or supplements to the Registration Statement and the Prospectus and International Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, if applicable, and the rules and regulations of the Commission thereunder; as of the applicable effective date as to each part of the Registration Statement and any amendment or supplement thereto, the Registration Statement did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and as of the applicable filing date as to the Prospectus and International Prospectus and on the Closing Date, the Prospectus and International Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by (i) the Trustee in its Form T-1 (Statement of Eligibility of Trustee) filed with the Registration Statement, (ii) any Underwriter through the Representatives expressly for use in the Prospectus and (iii) any Manager specifically for use in the International Prospectus.

(e) To the best knowledge of the Company, there is no existing or imminent labor dispute or organizational effort by the employees of the Company or any of its subsidiaries (as defined in subsection (i)) or any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, contractors or customers that is reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

(f) Except as disclosed in (or incorporated by reference in) the Registration Statement, the Preliminary Prospectus and the Prospectus and except as is not reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, each of the Company and its Subsidiaries is in compliance with all applicable Environmental Laws. As used herein, “Environmental Laws” means any United States or Canadian, federal, state, local or municipal statute, law, rule, regulation, ordinance, judicial or administrative order, consent decree or judgment, relating to the protection of the environment, the protection of public health and safety from environmental concerns or the protection of worker health and safety.

(g) Neither the Company nor any of its Subsidiaries (as defined in Rule 1-02(x) of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) is in violation of its articles or certificate of incorporation or regulations or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole.

(h) Except as described in (or incorporated by reference in) the Registration Statement, the Pricing Disclosure Package and each Prospectus or International Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and each Prospectus and International Prospectus.

(i) Ernst & Young LLP, whose report appears in the Company’s most recent Annual Report on Form 10-K which is incorporated by reference in the Registration Statement, the Preliminary Prospectus and each Prospectus and International Prospectus and who have certified and examined certain financial statements of the Company and its Subsidiaries and have audited the Company’s internal control over financial reporting and management’s assessment thereof, are independent registered public accountants as required by the Act and the rules and regulations thereunder (the “Rules and Regulations”).

(j) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Securities Exchange Act) that complies with the requirements of the Securities Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Preliminary Prospectus and the Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(k) Except as disclosed in the Preliminary Prospectus and the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(l) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Securities Exchange Act) that comply with the requirements of the Securities Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective.

(m) The Company and Eaton Worldwide LLC, Eaton Finance NV, Eaton Holding V Sarl, Eaton International Corporation, Eaton Aeroquip, LLC, Eaton Holding Int’l I BV, Eaton LP, Eaton Industries Mfg GmbH and Eaton Holding GmbH (each a “Significant Subsidiary,” which together constitute all of the significant subsidiaries (as defined in Rule 1.02(w) of Regulation S-X) of the Company) have each been duly incorporated, are validly existing (except Eaton LP which has been duly organized and is an existing partnership), are in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole), and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. All of the issued and outstanding stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable. The Company owns all of the issued and outstanding shares of each Significant Subsidiary, (except Eaton LP of which the Company owns all of the partnership interests) directly or through one or more Subsidiaries, except to the extent of shares and, in the case of Eaton LP partnership interests, owned of record by directors for the purpose of qualification as such, free and clear of any pledges, liens, encumbrances, claims or equities.

(n) Except as described in (or incorporated by reference in) the Preliminary Prospectus and the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which is reasonably expected by the Company to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole or which is required to be disclosed (or incorporated by reference in) the Registration Statement.

(o) The financial statements filed as part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any Preliminary Prospectus, Prospectus or International Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present, at all times during the period specified in Section 4(c) hereof, fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 4(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in such financial statements.

The unaudited pro forma financial information, if any, filed as a part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any

Preliminary Prospectus, Prospectus or International Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is made) will present, at all times during the period specified in Section 4(c) hereof, fairly, on the basis set forth in any such document, the information set forth therein, has been prepared in accordance with the Securities Exchange Act and the rules and regulations thereunder, the Act, Rules and Regulations and the guidelines of the Commission with respect to pro forma financial information, has been properly compiled on the pro forma bases set forth therein, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

(p) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any Preliminary Prospectus, the Prospectus or International Prospectus by the Securities Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act as required.

(q) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(r)(A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto filed prior to the date hereof for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Securities Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, and (iv) at the execution time of the applicable Terms Agreement (with such date being used as the determination date for the purposes of this clause (iv)) the Company was or is, as the case may be, a “well-known seasoned issuer” as defined in Rule 405 under the Act, including not having been an “ineligible issuer” as defined in Rule 405 of the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

(s) The Company acknowledges and agrees that each of the Underwriters is acting solely in the capacity of an arm’s-length contractual counterparty to the Company with respect to the offering of any Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any of the other Underwriters is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Representative or Underwriter has advised or is advising the Company on other matters). The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated by a Terms Agreement, and the Underwriters shall have no responsibility or liability to the Company or any other person with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated by a Terms Agreement or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

(t) with respect to all Securities which are Registered Debt Securities —

(i) On the date of the applicable Terms Agreement, such applicable Terms Agreement will have been duly authorized, executed and delivered by the Company.

(ii) The Indenture, including any amendments and supplements thereto, pursuant to which the Registered Debt Securities will be issued, will conform with the requirements of the Trust Indenture Act on the Closing Date (as defined in Section 3 hereof).

(iii) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts (as defined in Section 3 hereof) and compliance by the Company with the provisions contained herein, in the Registered Debt Securities and in the Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or regulations, as amended, of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Debt Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Indenture.

(iv) On the Closing Date, (A) the Indenture will have been duly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, enforceable against the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (B) the Registered Debt Securities will have been validly authorized and, when duly executed, authenticated and delivered in accordance with the Indenture, upon payment thereof as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (C) the Registered Debt Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Prospectus and International Prospectus.

(u) with respect to all Securities which are Registered Warrant Securities —

(i) The Indenture, including any amendments and supplements thereto, pursuant to which the Registered Debt Securities will be issued upon exercise of the Registered Warrant Securities, will conform with the requirements of the Trust Indenture Act on the Closing Date.

(ii) The authorization, creation, issuance and sale of the Registered Preferred Shares to be issued upon the exercise of the Registered Warrant Securities and compliance by the Company with all of the provisions of the Certificate of Designations are within the corporate powers of the Company.

(iii) On the Closing Date, the Registered Preferred Shares will have been validly authorized and, when duly executed, authenticated and delivered, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable.

(iv) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Registered Warrant Securities, in the Registered Debt Securities issuable upon exercise of the Registered Warrant Securities, in the Warrant Agreement, in the Indenture, in the Registered Preferred Shares issuable upon the exercise of the Registered Warrant Securities and in the Certificate of Designations will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Securities Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Warrant Securities and the Registered Debt Securities and Registered Preferred Shares issuable upon exercise of the Registered Warrant Securities or the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, the Warrant Agreement, and the Indenture.

(v) On the Closing Date, (A) the Warrant Agreement and the Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (B) the Registered Warrant Securities, the Warrant Agreement, the Registered Debt Securities and the Registered Preferred Shares issuable upon the exercise of the Registered Warrant Securities, and the Indenture will conform in all material respects to the descriptions thereof contained in the Prospectus and International Prospectus and (D) the Registered Debt Securities issuable upon the exercise of the Registered Warrant Securities will have been validly authorized and, when issued and delivered in accordance with the terms of the Registered Warrant Securities and the Indenture will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(v) with respect to all Securities which are Registered Preferred Shares —

(i) The execution, delivery and performance by the Company of this Agreement and any Delayed Delivery Contracts and compliance by the Company with the provisions contained herein, in the Registered Preferred Shares and in the Certificate of Designations will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and, except as required by the Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Preferred Shares, or the execution, delivery and performance of this Agreement or the Delayed Delivery Contracts, if any.

(ii) The authorization, creation, issuance and sale of the Registered Preferred Shares and compliance by the Company with all of the provisions of the Certificate of Designations are within the corporate powers of the Company.

(iii) On the Closing Date, the Registered Preferred Shares will have been validly authorized and, when duly executed, authenticated and delivered, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable.

(iv) If the Registered Preferred Shares are convertible into Common Shares, on the Closing Date any Common Shares issuable upon conversion of the Registered Preferred Shares will have been duly authorized by the Company and, when issued and delivered in accordance with the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable.

(v) If the Registered Preferred Shares are convertible into Common Shares, on the Closing Date the Company will have reserved and will, at all times, keep available for issuance upon the conversion of the Registered Preferred Shares such number of its authorized but unissued Common Shares deliverable upon conversion of the Registered Preferred Shares as will be sufficient to permit the conversion in full of all outstanding Registered Preferred Shares.

(vi) All corporate action required to be taken for the authorization, issuance and delivery of any shares of Common Shares issuable upon conversion of the Registered Preferred Shares has been validly taken, and the issuance of the Registered Preferred Shares is not, and the issuance of any such shares of Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

(w) with respect to all Securities which are Registered Common Shares —

(i) The execution, delivery and performance by the Company of this Agreement and compliance by the Company with the provisions contained herein, will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the articles or certificate of incorporation or amended regulations of the Company or any of its Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their respective properties, and, except as required by the Act, the Securities Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Registered Common Shares, or the execution, delivery and performance of this Agreement.

(ii) All corporate action required to be taken for the authorization, issuance and delivery of the Registered Common Shares has been validly taken, and the issuance of the Registered Common Shares is not, and will not be, subject to any preemptive rights of any stockholder of the Company.

(iii) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

Any certificate signed by any officer of the Company and delivered to the Representatives, the Managers or to counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to each Underwriter (or each Manager) as to the matters covered thereby.

3. Purchase and Offering of Securities. The obligation of the Underwriters, if any, and the obligation of the Managers, if any, to purchase the Securities will be evidenced by an exchange of facsimile or other written communications (“Terms Agreement”) at the Applicable Time. All references herein to this Agreement include the applicable Terms Agreement. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters or Managers, the names of any Representatives, the principal amount or number of shares to be purchased by each Underwriter and Manager, and the purchase price to be paid by the Underwriters and Managers and, if the Securities include Registered Debt Securities, Registered Preferred Shares, Registered Common Shares, Registered Warrant Securities, Registered Warrants with Debt Securities as Units or Registered Warrants with Preferred Shares as Units, the terms of such Securities not already specified in the Indenture, Certificate of Designations or Warrant Agreement, respectively, including, but not limited to, interest or dividend rate, maturity, redemption provisions and sinking fund requirements, whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below), expiration date and conversion terms (if any such terms are to be applicable). If the Company grants the Underwriters (or Managers) an option to purchase additional Securities to cover over-allotments, the terms of such option (or options) will be specified in the Terms Agreement. The Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives (and the Managers) and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the “Closing Date”), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement (or prospectus supplements) relating to the offering of the Securities.

The obligations of the Underwriters and Managers to purchase the Securities will be several and not joint. It is understood that the Underwriters and Managers propose to offer the Securities for sale as set forth in the Preliminary Prospectus, Prospectus and International Prospectus, respectively. The certificates for the Securities delivered to the Underwriters and Managers on the Closing Date will be in definitive form and, if applicable, fully registered form and in such denominations, and will be registered in such names, as the Underwriters and Managers may reasonably request.

If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters (and the Managers) to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto (“Delayed Delivery Contracts”) with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters (and to the Managers, if applicable), the fee set forth in such

Terms Agreement in respect of the principal amount or number of shares of Securities to be sold pursuant to Delayed Delivery Contracts (“Contract Securities”). The Underwriters (and Managers) will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters (and Managers) and the aggregate principal amount or number of shares of Securities to be purchased will be reduced pro rata in proportion of the aggregate principal amount or number of shares of Securities set forth opposite each Underwriter’s (and Manager’s) name in such Terms Agreement, except to the extent that the Representatives (or Managers) determine and agree that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives (and Managers) not later than the business day prior to the Closing Date of the principal amount or number of shares of Contract Securities.

4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to Shearman & Sterling LLP, counsel for the Underwriters, as many signed copies of the registration statement as they may reasonably request relating to the Registered Securities, including all exhibits, in the form in which it became effective and of all amendments thereto and that, in connection with each offering of Securities:

(a) Unless waived by the Representatives, the Company will prepare a final term sheet (the “Term Sheet”), containing solely a description of the Securities, substantially in the form attached as Schedule II hereto and file such Term Sheet pursuant to Rule 433(d) within the time required by such Rule.

(b) The Company will prepare the Prospectus and International Prospectus each in a form to which the Underwriters shall not reasonably object. The Company will file such form of prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Terms Agreement and will make no further amendment or supplement to such form of prospectus which shall be disapproved by the Underwriters promptly after reasonable notice thereof; if the Securities to be purchased by the Managers are to be registered under the Registration Statement, the Company will file such form of prospectus pursuant to Rule 424(b) under the Act, not later than the Commission’s close of business on the second business day following the execution and delivery of the Subscription Agreement and will make no further amendment or supplement to such form of prospectus which shall be disapproved by the Underwriters promptly after reasonable notice thereof.

(c) The Company will, during the period following the date of the Terms Agreement as, in the opinion of counsel for the Underwriters, any Prospectus or International Prospectus is required by law to be delivered, advise the Representatives (and Managers) promptly of any proposal to amend or supplement the Registration Statement, the Basic Prospectus or the Prospectus or International Prospectus, will furnish the Representatives (and Managers) with copies of any such amendment or supplement or other documents proposed to be filed within a reasonable time in advance of filing, and will afford the Representatives (and Managers) a reasonable opportunity to comment upon any such proposed amendment or supplement or other documents; and the Company will also advise the Representatives (and Managers) promptly of the filing of any such amendment or supplement.

(d) The Company will advise the Representatives (and Managers) (i) of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued, (ii) when any post-effective amendment to the Registration Statement relating to or covering the Securities becomes effective, (iii) of any request or proposed request by the Commission for (A) an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Securities), the Prospectus or International Prospectus or any document incorporated by reference in any of the foregoing or (B) any additional information and (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

(e) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (or in lieu thereof, the notice referred to in Rule 173(a) under the Act), any event occurs as a result of which the Pricing Disclosure Package or the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if in the reasonable judgment of the Underwriters (reasonably concurred in by the Company) it shall be necessary or desirable during such period to amend or supplement the Pricing Disclosure Package or the Prospectus or to file under the Securities Exchange Act any document incorporated by reference in the Pricing Disclosure Package or the Prospectus in order to comply with the Act, the Securities Exchange Act or the Trust Indenture Act, if applicable, the Company promptly will (i) notify the Representatives (or Managers) so that any use of the Pricing Disclosure Package or the Prospectus may cease until it is amended and supplemented, and (ii) prepare and file with the Commission, subject to subsection 4(c) hereof, an amendment or supplement which will correct such statement or omission or otherwise amend or supplement the Pricing Disclosure Package or the Prospectus. Neither the Representatives’ (or Managers’) consent to, nor the Underwriters’ (or Managers’) delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

(f) As soon as practicable after the date of each Terms Agreement, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company’s most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

(g) The Company will furnish to the Representatives (and Managers) copies of the Registration Statement (including all exhibits, the form of Indenture, the form of Warrant Agreement, the form of Certificate of Designations and this Agreement), any related Preliminary Prospectus, the Prospectus and International Prospectus and all amendments and supplements to such documents, in each case, in such quantities as are reasonably requested and as soon as available, and, in the case of the Prospectus and the International Prospectus, to use its best efforts to make available copies thereof not later than 12:00 noon, New York City time, on the business day next succeeding the date of the applicable Terms Agreement.

(h) The Company will arrange for the qualification of the Securities for sale under the securities laws of such jurisdictions in the United States and Canada as the Representatives may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

(i) During the period of five years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (and Managers) (i) as soon as publicly available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act, or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Company as the Representatives (and Managers) may reasonably request.

(j) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Securities for sale under the laws of such jurisdictions as the Representatives (and Managers) may reasonably designate and the printing of memoranda relating thereto, for the cost of the preparation, printing and filing under the Act of the Registration Statement, any Preliminary Prospectuses and the final Prospectuses, for any fees paid to the Trustee, for any fees charged by investment rating agencies for the rating of the Securities (if applicable), for the filing fees of the Financial Industry Regulatory Authority and any state relating to the Securities, for the fees and expenses of listing the Securities on any securities exchange or market, if the Securities are to be listed on any securities exchange or market, for expenses incurred in distributing the Prospectus and International Prospectus and any Preliminary Prospectuses to Underwriters (or Managers), for the fees and expenses of the Company’s counsel and independent accountants, and all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(k) The Company will pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act.

(l) If and to the extent specified in the Terms Agreement, for a period beginning at the time of execution of the Terms Agreement and ending such numbers of days after the Closing Date as specified in the Terms Agreement, without the prior consent of the Representatives (and Managers), the Company will not offer, sell, contract to sell or otherwise dispose of any securities that are similar in terms to the Securities other than in those circumstances specified in the Terms Agreement.

(m) The Company will promptly file all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act subsequent to the date of the Prospectus or International Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities.

(n) If the Terms Agreement specifies that the Securities are to be listed on any stock exchange or exchanges or market, to apply prior to the Closing Date, unless otherwise agreed to by the Representatives, for the listing of the Securities on such exchange or exchanges or market, and to use its reasonable best efforts to complete such listings.

(o) The Company will not be or become, at any time prior to the expiration of one year after the date of the applicable Terms Agreement, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(p) The Company will use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Preliminary Prospectus and Prospectus under the caption “Use of Proceeds”.

(q) If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the automatic shelf registration statement relating to the Securities, any of the Securities remain unsold by the Underwriters, the Company will prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to the Representative. If the Company is no longer eligible to file an automatic shelf registration statement, the Company will prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representative, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the registration statement relating to the Securities shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(r) If at any time when Securities remain unsold by the Underwriters the Company receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Representative, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representative, (iii) use its best efforts to cause such registration statement or post-effective amendment to be declared effective, and (iv) promptly notify the Representative of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the registration statement relating to the Securities shall include such new registration statement or post-effective amendment, as the case may be.

5. Conditions of the Obligations of the Underwriters and Managers. The obligations of the several Underwriters (and Managers) to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the written statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) On or prior to the date of the Terms Agreement, the Representatives (and Managers) shall have received a letter, dated the date of delivery thereof and reasonably satisfactory to the Representatives, of Ernst & Young LLP (the Company’s independent accountants) containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(b) The Prospectus, and, if applicable, the International Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing in accordance with the Rules and Regulations and Section 4(b) of this Agreement. All material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time prescribed for such filing by Rule 433. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission. Also, no stop order suspending or preventing the use of the Prospectus and International Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters.

(c)(i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited statements included in the Preliminary Prospectus any loss or interference with its business from fire, explosion, flood or other calamity whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Prospectus (excluding any amendment or supplement thereto filed after the date of the applicable Terms Agreement), and (ii) since the respective dates as of which information is given in the Preliminary Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Preliminary Prospectus (excluding any amendment or supplement thereto filed after the date of the applicable Terms Agreement), the effect of which, in any such case described in clause (i) or (ii), is reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole.

(d) Subsequent to the execution of the Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by Fitch IBCA Investors Service L.P., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock.

(e) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in any of the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters (or Managers) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus and the International Prospectus.

(f) The Company shall have complied with the provisions of Section 4(g) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the applicable Terms Agreement.

(g) The Representatives (and Managers) shall have received an opinion, dated the Closing Date, of Mark Hennessey, Deputy General Counsel and Assistant Secretary, of the Company:

(i) with respect to all Securities, to the effect stated in Annex-II A.

(ii) with respect to all Securities which are Registered Debt Securities, to the effect stated in Annex II-B.

(iii) with respect to all Securities which are Registered Warrant Securities, to the effect stated in Annex II-C.

(iv) with respect to all Securities which are Registered Preferred Shares, to the effect stated in Annex II-D.

(v) with respect to Securities that are Registered Common Shares, to the effect stated in Annex II-E.

Such counsel shall further state in that opinion that he has participated in the preparation of the Registration Statement, the Pricing Disclosure Package and the Prospectuses, and no facts have come to his attention that lead him to believe that (i) the Registration Statement (except for the financial statements, supporting schedules or other financial data and the Form T-1 included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), or any further amendments and supplements thereto, as of their respective effective dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectuses, on the date of this Agreement or at the Closing Date (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), or any further amendments and supplements thereto, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) that the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. Such counsel shall also state that he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Pricing Disclosure Package or the Prospectuses or required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectuses which are not filed or incorporated by reference or described as required. Insofar as such opinion relates to or involves matters of law of any jurisdiction other than Ohio, the opinion may be given in reliance on an opinion of counsel of that jurisdiction, a copy of which opinion shall be furnished to each Representative (and Manager), in which case the opinion shall state that he believes that each Representative (and Manager) and he are entitled to so rely.

(h) The Representatives (and Managers) shall have received from Shearman & Sterling LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Pricing Disclosure Package, the Prospectuses, the Indentures, the Warrant Agreement or the Certificate of Designations and other related matters as they are prepared to opine, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman & Sterling LLP may rely as to the incorporation of the Company and all other matters governed by the law of the State of Ohio upon the opinion of Mark McGuire referred to above.

(i) The Representatives (and Managers) shall have received a certificate, dated the Closing Date, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of such Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and certifying as to the matters in subsections (c) and (d) of this Section 5 and such other matters as the Underwriter may reasonably request.

(j) The Representatives (and Managers) shall have received a separate letter (“bring-down letter”), dated the Closing Date, of Ernst & Young LLP, if applicable, and any other accounting firm with respect to the financial statements, if any contemplated by the last paragraph of subsection (a) of this Section 5 which state in effect that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus and the International Prospectus, as of a date not more than five days prior to the date of the bring down-letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and confirming the conclusions and findings set forth in their original letter contemplated in subsection (a) of this Section 5.

The Company will furnish the Representatives (and Managers) with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

(k) Payment for and delivery of the Securities to be purchased by the Underwriters will occur simultaneously with the payment for and delivery of the Securities, if any, to be purchased by the Managers.

6. Free Writing Prospectus. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities other than (i) a free writing prospectus not required to be filed by the Company with the Commission or retained by the Company under Rule 433 (including but not limited to a free writing prospectus containing only information with respect to the final terms of the Registered Securities that is included in the Pricing Disclosure Package, has been filed with the SEC and is used in communications conveying customary information relating to the offering to investors) or (ii) a free writing prospectus listed on Schedule I(a) or Schedule I(b) hereto (each, a “Permitted Free Writing Prospectus”).

(b) The Company has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required and legending.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus and International Prospectus, as the case may be, or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter and each Manager against any losses, claims, damages or liabilities, joint or several, to which such Underwriter and such Manager may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus and International Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d), or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each Manager for any legal or other expenses reasonably incurred by such Underwriter and such Manager in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use in the Prospectus or by any Manager specifically for use in the International Prospectus.

(b) Each Underwriter and each Manager, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Prospectus and International Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d), or any related Preliminary Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use in the Prospectus, or by any Manager specifically for use in the International Prospectus, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party (absent material prejudice) of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and Managers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters and Managers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters and Managers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and Managers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and Managers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters and Managers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters and Managers were treated as one entity for such purpose) or by any other method which does not take account of the equitable contributions referred to above in this subsection (d).

The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter or Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters and Managers in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of any Underwriter and each person, if any, who controls any Underwriter or any Manager within the meaning of the Act; and the obligations of the Underwriters and Managers under this Section 7 shall be in addition to any liability which the respective Underwriters and Managers may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

8. Default of Underwriters or Managers. If any Underwriter or Underwriters (or Manager or Managers) default in their obligations to purchase Securities under the Terms Agreement and the aggregate principal amount or number of shares, as the case may be, of the Securities that such defaulting Underwriter or Underwriters (or Manager or Managers) agreed but failed to purchase does not exceed 10% of the total principal amount or number of shares, as the case may be, of the Securities, the Representatives (and the Managers) may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters (or Managers), but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters (or non-defaulting Manager or Managers) shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters (or such defaulting Manager or Managers) agreed but failed to purchase. If any Underwriter or Underwriters (or Manager or Managers) so default and the aggregate principal amount or number of shares, as the case may be, of the Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount or number of shares, as the case may be, of the Securities to be purchased by the Underwriters or Managers, as the case may be, and arrangements satisfactory to the Representatives and the Managers, and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement or Terms Agreements will terminate without liability on the part of any non-defaulting Underwriter and any non-defaulting Manager, or the Company, except as provided in Section 9 herein. As used in this Agreement, the term “Underwriter” and “Manager” includes any person substituted for an Underwriter or a Manager, respectively, under this Section 8. Nothing herein will relieve a defaulting Underwriter or defaulting Manager from liability for its default. The respective commitments of the several Underwriters and Managers, for the purposes of this Section 8, shall be determined without regard to any reduction in the respective Underwriters’ obligations to purchase the principal amounts or numbers of shares, as the case may be, of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters and Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or Manager, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 8 herein or if for any reason the purchase of the Securities by the Underwriters or Managers under the Terms Agreement is not consummated, the Company and the Underwriters (and Managers) shall remain responsible for the expenses to be paid or reimbursed by each of them pursuant to Section 4 herein, and the respective obligations of the Company and the Underwriters and the Managers pursuant to Section 7 herein shall remain in effect. If the purchase of the Securities by the Underwriters and the Managers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8, the Company will reimburse the Underwriters and the Managers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters and the Managers, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio-44114 2584, Attention: Secretary.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

11. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters and Managers, if any, as are identified in the corresponding Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 7 herein, and no other person will have any right or obligation hereunder.

12. Applicable Law. THIS AGREEMENT AND THE TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[The following form of Delayed Delivery Contract will be attached as an annex to the related Underwriting Agreement and will also be printed separately for execution purposes. (Omit “Annex I” in execution copies.)]

ANNEX I

(Three copies of this Delayed Delivery Contract should be

signed and returned to the address shown below so as to

arrive not later than 9:00 A.M.,

New York time, on                 ,     ***.)

DELAYED DELIVERY CONTRACT

[Insert date of initial public offering]

EATON CORPORATION

c/o [REPRESENTATIVE]

[Address]

[Address]

Attention:

Gentlemen:

The undersigned hereby agrees to purchase from Eaton Corporation, an Ohio corporation (“Company”), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for delivery on             ,             (“Delivery Date”),]

[$]            [shares]

—principal amount—of the Company’s [Insert title of securities] (“Securities”), offered by the Company’s Prospectus dated             ,             and a Prospectus Supplement dated             ,             relating thereto, receipt of copies of which is hereby acknowledged, at [__% of the principal amount thereof plus accrued interest, if any,] [$            per share plus accrued dividends, if any,] and on the further terms and conditions set forth in this Delayed Delivery Contract (“Contract”).

*** Insert date which is third full business day prior to Closing Date under the Terms Agreement.

[If two or more delayed closings, insert the following:

The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the—principal—amounts set forth below:

[Principal Amount]

Delivery Date	[Number of Shares]

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

Payment for the Securities that the undersigned has agreed to purchase for delivery on--the—each—Delivery Date shall be made to the Company or its order by wire transfer, payable to the order of the Company in Federal (same day) funds at the office of             at             .M. on—the—such—Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned—for delivery on such Delivery Date—in definitive [If debt issue, insert—fully registered] form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the][such] Delivery Date.

It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on [the][each] Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at [the][such] Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total [principal amount][number of shares] of the Securities less the [principal amount][number of shares] thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

It is understood that the acceptance of any such Contract is in the Company’s sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

Yours very truly,
(Name of Purchaser)

By
(Title of Signatory)

2

(Address of Purchaser)

Accepted, as of the above date.

EATON CORPORATION

By
Title:

By
Title:

3

EATON CORPORATION

(“COMPANY”)

DEBT SECURITIES

TERMS AGREEMENT

EATON CORPORATION

Eaton Center

1111 Superior Avenue

Cleveland, Ohio 44114-2584

Attention:

Dear Sirs:

[On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we--We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”), the following securities (“Securities”) on the following terms:

APPLICABLE TIME:

TITLE: [             %] [Floating Rate]—Notes—Debentures—Due

PRINCIPAL AMOUNT: $

INTEREST: [            % per annum, from             , payable semiannually on             and             , commencing             , to holders of record on the preceding             or             , as the case may be.] [Zero coupon.]

MATURITY:             , 20__.

OPTIONAL REDEMPTION:

SINKING FUND:

OTHER TERMS:

DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be             . Underwriters’ fee is             % of the principal amount of the Contract Securities.]

PURCHASE PRICE:             % of principal amount, plus accrued interest [, if any,] from             .

EXPECTED REOFFERING PRICE:             % of principal amount, subject to change by the undersigned.

CLOSING:             A.M. on             , at             , by wire transfer, payable to the order of the Company in Federal (same day) funds.

[NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

[If appropriate, insert—It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.]

The provisions of the Underwriting Agreement are incorporated herein by reference.

The Securities will be made available for checking and packaging at the office of             at least 24 hours prior to the Closing Date.

[Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

2

[Please signify your acceptance in writing of the foregoing not later than             P.M. today.]

Very truly yours,

[REPRESENTATIVE]
[Insert name(s) of other Representatives or Underwriters] [On behalf of—themselves—itself—and as Representative[s] of the Several] [As] Underwriter[s] By [REPRESENTATIVE]

By
[Insert Title]

3

SCHEDULE A

UNDERWRITER	PRINCIPAL AMOUNT
[UNDERWRITER]	$
Total	$

4

To:	[REPRESENTATIVE]

[Insert name(s) of other Representatives or Underwriters]

As [Representative[s] of the Several] Underwriter[s],

c/o [REPRESENTATIVE]

[Address]

[Address]

We accept the offer contained in your [letter] [wire], dated             , relating to $            million principal amount of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”) are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.

Very truly yours,

Eaton Corporation

By
[Insert Title]

By
[Insert Title]

EATON CORPORATION

(“COMPANY”)

PREFERRED—COMMON—STOCK

TERMS AGREEMENT

EATON CORPORATION

Eaton Center

1111 Superior Avenue

Cleveland, Ohio 44114-2584

Attention:

Dear Sirs:

[On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we — We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”), the following securities (“Securities”) on the following terms:

APPLICABLE TIME:

TITLE:

NUMBER OF SHARES:             [(“Firm Securities”)]

[In addition, the Company hereby grants the Underwriters [and the Managers] an option, exercisable from time to time by the Representatives (as defined below), to purchase upon written notice from the Representatives given to the Company not more than 30 days subsequent to the First Closing Date an aggregate of not more than             additional shares of Securities (“Option Securities”) to cover over-allotments at the same price per share as the Firm Securities and on the same terms, including the terms specified in Section 5 of the Underwriting Agreement (other than the time for delivery of and payment for the Option Securities). [Unless otherwise agreed between the Representatives and [Lead Manager] on behalf of itself and the other Managers, (i) Option Securities to be so purchased by the Underwriters shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by the Underwriters bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers and (ii) Option Securities to be so purchased by the Managers shall be in the same proportion as the aggregate amount of Firm Securities to be purchased by the Managers bear to the aggregate amount of Firm Securities to be purchased by the Underwriters and Managers.] The Company agrees to sell to the Underwriters [Managers] such Option Securities and the Underwriters [Managers] agree, severally and not jointly, to purchase such Option Securities. Such Option Securities shall be purchased for the account of each Underwriter [Manager] in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s [Manager’s] name in Schedule A hereto bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters [Managers] only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company.]

(1) DIVIDEND RATE:

2

(1)	OPTIONAL REDEMPTION:

(1)	SINKING FUND:

(1)	CONVERSION RIGHTS:

(1)	DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be . Underwriters’ fee is $ per share of the Contract Securities.]

PURCHASE PRICE: $            per share [If preferred stock issue, insert— plus accrued dividends[, if any,] from             ].

EXPECTED REOFFERING PRICE: $            per share, subject to change by the undersigned.

(1)	To be included only if Terms Agreement relates to preferred stock.

CLOSING:             A.M. on             , at             , by wire transfer, payable to the order of the Company in Federal (same day) funds [(“First Closing Date)].

[The time for the delivery of and payment for the Option Securities, being herein referred to as the “Second Closing Date”, which may be the First Closing Date, shall be determined by the Representatives but shall be not earlier than three nor later than seven business days after written notice of election to purchase the Option Securities is given. The Company will deliver the Option Securities to the Representatives [Lead Manager] for the accounts of the several Underwriters [Managers] against payment of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, at the offices of Shearman & Sterling LLP. Payment shall be made in U.S. dollars. The certificates for the Option Securities will be in definitive form, in such denominations and registered in such names as the Representatives [Lead Manager] requests upon reasonable notice prior to the Second Closing Date and will be made available for checking and packaging at the above office of [Lead Manager], or, at the option of [Lead Manager], at the office of The Depository Trust Company, at a reasonable time in advance of the Second Closing Date.]

(2)	UNDERWRITER[S’][‘S] COMPENSATION: $ , payable to the [Representative[s] [Lead Manager] for the proportionate accounts of the] Underwriter[s] [Manager[s]] on the Closing Date.

OTHER TERMS:

[NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]]:

The respective numbers of shares of the Firm Securities to be purchased by each of the Underwriters [Managers] are set forth opposite their names in Schedule A hereto.

[If appropriate, insert—It is understood that we may, with your consent, amend this offer to add additional Underwriters [Managers] and reduce the number of shares to be purchased by the Underwriters [Managers] listed in Schedule A hereto by the number of shares to be purchased by such additional Underwriters [Managers].]

(2)	Include if purchase is at public offering price and compensation payable separately.

The Securities will be made available for checking and packaging at the office of             , or at the option of             , at the office of The Depository Trust Company, at least 24 hours prior to the Closing Date.

[Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

3

[Please signify your acceptance in writing of the foregoing not later than             P.M. today.]

Very truly yours,

[REPRESENTATIVE]
[Insert name(s) of other Representatives or Underwriters]
[On behalf of—themselves—itself—and as Representative[s] of the Several] [As] Underwriter[s] [By REPRESENTATIVE]

By
[Insert Title]

[LEAD MANAGER]
[Insert name(s) of other Managers]
By

By
[Attorney-in-Fact]

4

SCHEDULE A

UNDERWRITER[MANAGER]	NUMBER OF SHARES
[Underwriter]

Total

5

To:	[REPRESENTATIVES]

[Insert name(s) of other Representatives or Underwriters]

As [Representative[s] of the Several] Underwriter[s],

c/o [REPRESENTATIVE]

[Address]

[Address]

[LEAD MANAGER]

[Insert name(s) of other Managers

c/o [LEAD MANAGER]

[Address]

[Address]

We accept the offer contained in your [letter] [wire], dated             , relating to             shares1 of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”) are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.

Very truly yours,

Eaton Corporation

By
[Insert Title]

By
[Insert Title]

[1]	and up to an additional Option Securities pursuant to the option described therein.

6

EATON CORPORATION

(“COMPANY”)

WARRANT SECURITIES

TERMS AGREEMENT

EATON CORPORATION

Eaton Center

1111 Superior Avenue

Cleveland, Ohio 44114-2584

Attention:

Dear Sirs:

[On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we—We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”), the following securities (“Securities”) on the following terms:

APPLICABLE TIME:

NUMBER TO BE ISSUED:

WARRANT AGENT:

ISSUABLE JOINTLY WITH DEBT SECURITIES:

ISSUABLE JOINTLY WITH PREFERRED SHARES:

DATE FROM WHICH WARRANT SECURITY IS EXERCISABLE:

DATE ON WHICH WARRANT SECURITY EXPIRES:

EXERCISE PRICE(S):

INITIAL PUBLIC OFFERING PRICE:

PURCHASE PRICE:

TITLE OF WARRANT SECURITIES:

OTHER TERMS:

DELAYED DELIVERY CONTRACTS: [None.] [Delivery Date[s] shall be             . Underwriters’ fee is             % of the principal amount of the Contract Securities.]

PURCHASE PRICE:             % of principal amount, plus accrued interest[, if any,] from             .

EXPECTED REOFFERING PRICE:             % of principal amount, subject to change by the undersigned.

CLOSING:             A.M. on             , at             , by wire transfer, payable to the order of the Company in Federal (same day) funds.

[NAME[S] AND ADDRESS[ES] OF REPRESENTATIVE[S]:]

The respective number of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

[If appropriate, insert—It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number to be purchased by the Underwriters listed in Schedule A hereto by the number to be purchased by such additional Underwriters.]

The provisions of the Underwriting Agreement are incorporated herein by reference.

The Securities will be made available for checking and packaging at the office of             at least 24 hours prior to the Closing Date.

[Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

2

[Please signify your acceptance in writing of the foregoing not later than             P.M. today.]

Very truly yours,

[REPRESENTATIVE]
[Insert name(s) of other Representatives or Underwriters]
[On behalf of—themselves—itself—and as Representative[s] of the Several] [As] Underwriter[s]

By [REPRESENTATIVE]

By
[Insert Title]

3

SCHEDULE A

UNDERWRITER	NUMBER
[Underwriter]
Total

4

To:	[REPRESENTATIVE]

[Insert name(s) of other Representatives or Underwriters]

As [Representative[s] of the Several] Underwriter[s],

c/o [REPRESENTATIVE]

[Address]

[Address]

We accept the offer contained in your [letter] [wire], dated             , relating to             number of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned’s registration statement on Form S-3 (File No. 333-[—]) (“Underwriting Agreement”) are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its Subsidiaries except as set forth in or contemplated by the Prospectus.

Very truly yours,

Eaton Corporation

By
[Insert Title]

By
[Insert Title]

5

ANNEX II-A

FORM OF OPINION

FROM GENERAL COUNSEL OF COMPANY

TO BE DELIVERED PURSUANT TO SECTION 5(g)(i)

(A) The Company and the Significant Subsidiaries have been duly incorporated (except Eaton LP which has been duly organized and is an existing partnership) and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in all jurisdictions in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and have all power and authority necessary to own their respective properties and conduct the businesses in which they are engaged and, except as may be disclosed in the Registration Statement or the Preliminary Prospectus as of the Applicable Time and except to the extent of shares and partnership interests, as applicable, owned of record by directors for the purpose of qualifying as such, all outstanding shares of capital stock and partnership interests, as applicable, of the Significant Subsidiaries are owned by the Company directly, or indirectly through wholly owned Subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party.

(B) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the Company;

(C) The Registration Statement is effective under the Act, no stop order suspending its effectiveness has been issued, and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

(D) No order directed to any document incorporated by reference in the Prospectuses has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document;

(E) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectuses (except for the financial statements, supporting schedules and other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Securities Exchange Act and the rules and regulations thereunder;

(F) The Registration Statement, the Preliminary Prospectus and the Prospectuses (except that no opinion need be expressed as to the financial statements, supporting schedules and other financial data contained or incorporated therein, or omitted therefrom) comply as to form in all material respects with the requirements of the Act, the Securities Exchange Act and the Rules and Regulations;

(G) The statements made in the Preliminary Prospectus and the Prospectuses under the following (or comparable) captions: “Description of Debt Securities,” “Description of Common Shares,” “Description of Warrants,” and “Description of Preferred Shares”, insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3 under the Act;

(H) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries which is required to be disclosed in the Pricing Disclosure Package and the Prospectuses which is not disclosed and correctly summarized therein;

(I) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act, the Securities Exchange Act or by the Rules and Regulations, or

which are required to be filed as exhibits to any document incorporated by reference in the Preliminary Prospectus and the Prospectuses by the Securities Exchange Act or the rules and regulations thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Securities Exchange Act;

(J) To the best of such counsel’s knowledge, neither the Company nor any Significant Subsidiary is in violation of its articles, certificate of incorporation or partnership agreement, as the case may be, or in default under any material agreement, indenture or instrument; and

(K) The Company is not, and after giving effect to the offering and sale of the Securities, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940.

2

ANNEX II-B

FORM OF OPINION

FROM GENERAL COUNSEL OF COMPANY

TO BE DELIVERED PURSUANT TO SECTION 5(g)(ii)

(A) The Indenture has been validly authorized by the Company, duly executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company, enforceable against the company except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(B) The Registered Debt Securities not subject to Delayed Delivery Contracts have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Trustee or the authenticating agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the company except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(C) The Registered Debt Securities subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Debt Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(D) The Registered Debt Securities and the Indenture conform in all material respects to the statements concerning them in the Registration Statement, the Preliminary Prospectus and the Prospectuses; and

(E) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Debt Securities and the Indenture will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, and any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

ANNEX II-C

FORM OF OPINION

FROM GENERAL COUNSEL OF COMPANY

TO BE DELIVERED PURSUANT TO SECTION 5(g)(iii)

(A) The Warrant Agreement has been validly authorized by the Company, and duly executed and delivered by the Company and the Warrant Agent and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(B) The Registered Warrant Securities not subject to a Delayed Delivery Contract have been validly authorized, duly executed by authorized officers of the Company, duly authenticated by the Warrant Agent and delivered, and are the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(C) The Registered Warrant Securities subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, authenticated, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Warrant Securities will be validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Warrant Agreement, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(D) The Indenture has been validly authorized by the Company, duly executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(E) The Registered Debt Securities issuable upon exercise of the Registered Warrant Securities have been validly authorized and, when executed, authenticated, issued and delivered in accordance with the terms of the Registered Warrant Securities and the Indenture, will be the validly issued, outstanding and legally binding obligations of the Company, entitled to the benefits of the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

(F) The authorization, creation, issuance and sale of the Registered Preferred Shares and compliance by the Company with all of the provisions of the Certificate of Designations are within the corporate powers of the Company.

(G) On the Closing Date, the Registered Preferred Shares will have been validly authorized and, when duly executed, authenticated and delivered, upon payment therefor as provided in the Underwriting Agreement, will be validly issued, fully paid and nonassessable.

(H) The Registered Warrant Securities, the Warrant Agreement, the Registered Debt Securities, and the Registered Preferred Shares issuable upon the exercise of the Registered Warrant Securities and the Indenture, if applicable, conform in all material respects to the statements concerning them in the Registration Statement, the Preliminary Prospectus and the Prospectuses; and

(I) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Warrant Securities, in the Warrant Agreement, in the Registered Debt Securities, in the Registered Preferred Shares and in the Indenture, if applicable, will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Trust Indenture Act, the Securities Exchange Act, state securities laws or foreign laws.

2

ANNEX II-D

FORM OF OPINION

FROM GENERAL COUNSEL OF COMPANY

TO BE DELIVERED PURSUANT TO SECTION 5(g)(iv)

(A) The Registered Preferred Shares not subject to a Delayed Delivery Contract have been duly and validly authorized and issued and are fully paid and nonassessable;

(B) The Registered Preferred Shares subject to a Delayed Delivery Contract, if any, have been validly authorized and, when duly executed, issued and delivered to, and paid for by, the respective purchasers thereof under the related Delayed Delivery Contracts, such Registered Preferred Shares will be duly and validly issued and fully paid and nonassessable;

(C) If the Registered Preferred Shares are convertible into Registered Common Shares, the Registered Common Shares issuable upon conversion of the Registered Preferred Shares have been duly authorized and validly reserved for issuance by the Company and, when issued and delivered in accordance with the terms of the Registered Preferred Shares and the Certificate of Designations, will be validly issued, fully paid and nonassessable;

(D) The Registered Preferred Shares and the Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement, the Preliminary Prospectus and the Prospectuses;

(E) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions contained herein and in the Registered Preferred Shares and the Certificate of Designations will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and the Delayed Delivery Contracts, if any, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

(F) All corporate action required to be taken for the authorization, issuance and delivery of any Registered Common Shares issuable upon conversion of the Registered Preferred Shares has been validly taken, and the issuance of the Registered Preferred Shares is not, and the issuance of any such Registered Common Shares will not be, subject to any preemptive rights of any stockholder of the Company.

ANNEX II-E

FORM OF OPINION

FROM GENERAL COUNSEL OF COMPANY

TO BE DELIVERED PURSUANT TO SECTION 5(g)(v)

(A) The Registered Common Shares have been duly and validly authorized and issued and are fully paid and nonassessable;

(B) The Registered Common Shares conform in all material respects to the statements concerning them in the Registration Statement, the Preliminary Prospectus and the Prospectuses;

(C) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and compliance by the Company with the provisions contained herein will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, conflict with, or result in the creation or imposition of, any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement, except such as may be required by the Act, the Securities Exchange Act, state securities laws or foreign laws; and

(D) The issuance of any such Registered Common Shares will not be subject to any preemptive rights of any stockholder of the Company.

SCHEDULE I

(a)	Materials other than the Preliminary Prospectus that comprise the Pricing Disclosure Package:

(b)	Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

(c)	Additional Documents Incorporated by Reference:

SCHEDULE II

TERM SHEET

[REGISTERED DEBT SECURITIES]

Issuer:

Size:

Ratings:

Security Type:

Coupon:

Maturity:

Issue Price:

Yield:

Spread:

[Interest Determination Date: for Floating Rate Securities]

Benchmark Treasury:

Coupon Dates:

First Coupon:

Settlement:

CUSIP:

Underwriter(s):

Manager(s):

The issuer has filed a registration statement (including a prospectus and prospectus supplements with respect to each offering) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplements and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [            ].

SCHEDULE II

TERM SHEET

[PREFERRED SHARES]

Issuer:

Offering Size:

Trade Date:

Settlement Date:

Public Offering Price:

Net Proceeds to Issuer:

CUSIP:

Underwriter(s):

Manager(s):

The issuer has filed a registration statement (including a prospectus and prospectus supplements with respect to each offering) with the SEC for the offerings to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the prospectus supplements and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [            ].